GENERAL SECURITY AGREEMENT

GENERAL SECURITY AGREEMENT, dated July 12, 2007, by and between Sentra Consulting Corp. (the “Debtor”), and each of the Holders of up to One Million Two Hundred Thousand and 00/100 ($1,200,000) Dollars of the Secured Promissory Notes of the Company (the “Secured Parties”).

W I T N E S S E T H :

WHEREAS, the Secured Parties have advanced funds to Debtor and subsequent to the date hereof may advance additional funds in an amount not to exceed One Million Two Hundred Thousand and 00/100 ($1,200,000) Dollars, each advance being evidenced by a promissory note (as each such promissory note may be amended, restated, modified, or otherwise supplemented from time to time, the "Notes");

WHEREAS, Karat Platinum LLC (“Karat”) has granted and delivered to the Debtor a continuing lien on and first priority security interest in and to all of Karat's right, title and interest with respect to all of the personal property of Karat (the “Collateral”) on the terms and conditions set forth in the General Security Agreement between Karat and Debtor dated July 11, 2007;

WHEREAS, as a condition precedent to the making of such loans by the Secured Parties to Debtor, the Secured Parties have required that Debtor enter into, and Debtor has agreed to enter into, this General Security Agreement (this “Security Agreement”) assigning, pledging, conveying, hypothecating, transferring, granting, and delivering to the Secured Parties a continuing lien on and security interest in and to all of Debtor's right, title and interest with respect to the Collateral, as collateral security for Debtor's obligations to the Secured Parties pursuant to the Notes, on the terms and conditions set forth herein;

NOW THEREFORE, and in consideration of Debtor obtaining the loans from the Secured Parties with knowledge that the Secured Parties would not have advanced the funds but for the promises of Debtor hereunder, Debtor binding itself and its successors and assigns, does hereby promise, covenant, and agree as follows:

1. SECURITY INTEREST.

1.1 Grant of Security. As security for the Obligations (as defined below), Debtor hereby grants a continuing lien on and security interest to the Secured Parties in all of Debtor's right, title and interest, in the Collateral.

1.2  Security for Obligations. This Security Agreement secures the payment and performance of all the Obligations (hereinafter defined). For purposes of this Security Agreement, “Obligations” is used in its most comprehensive sense and means all of the following:

(a) The Notes; and

(b) All costs of collection or enforcement of the foregoing, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding.

1.3 Continuing Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until performance and payment in full of the Obligations.

2. EVENTS OF DEFAULT.

2.1  Definition of Event of Default. The occurrence of a Default or event of Event of Default pursuant to the terms and provisions of the Notes shall constitute an Event of Default by Debtor under this Security Agreement.

2.2  Acceleration. If any Event of Default occurs, then the Secured Parties, by notice in writing to Debtor as provided for in the Intercreditor Agreement dated as of the date hereof, shall inform Debtor of such Event of Default and if such default is not cured within sixty (60) business days from the date such notice is received by Debtor, then the Secured Parties, may, pursuant to the terms of the Intercreditor Agreement, declare all Obligations to be due and payable.

3. MISCELLANEOUS.

3.1 Waiver. No course of dealing or usage of trade, and no oral or written representations or agreement, between Debtor and the Secured Parties, whether or not relied on or acted upon, and no act, delay or omission by the Secured Parties in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by the Secured Parties at any time shall not operate as a waiver in the future of the Secured Parties' right to exercise any right or remedy without notice or demand. The Secured Parties may remedy any default by Debtor in any reasonable manner, without waiving the default remedied, and without waiving any other prior or subsequent default by Debtor.

3.2 Remedies Cumulative. All rights and remedies with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively, or concurrently at such time or at such times as the Secured Parties collectively deem expedient.

3.3 Amendment. This Security Agreement may be amended or modified only by a writing signed by all of the parties hereto and any provision hereof may be waived only by a writing signed by each and all of the Secured Parties and the Debtor.

3.4 Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

3.5 Assignment. The benefits of this Security Agreement shall inure to the benefit of the successors and assigns of the Secured Parties. The rights and obligations of the Secured Parties and Debtor under this Security Agreement shall not be assigned or delegated, by operation of law or otherwise, and any such assignment or attempted assignment shall be void, of no force or effect.

3.6  Headings. The headings contained herein shall be for convenience of reference only and shall not have any bearing in the meaning of the provisions contained herein.

3.7  Interpretation. (a) Reference to any agreement, document, or instrument means such agreement, document, or instrument, as may be modified, amended, restated, or otherwise supplemented from time to time. Reference to any law, statute, regulation, rule, or ordinance shall mean law, statute, regulations, rule, or ordinance as amended, modified, codified, replaced, or reenacted, in whole or in part, from time to time. (b) "Including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term means not limited to. (c) With respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding". (d) References to any documents, instruments, or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, or amendments thereto.

3.8  CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

3.9  Jurisdiction. Each of the Secured Parties and Debtor hereby irrevocably consents to the jurisdiction of the state or federal courts located in New York County, New York, in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations, or the transactions and the relationships established thereunder.

3.10 Construction and Joint Preparation. Each of the Secured Parties and Debtor agrees that this Security Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Security Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Security Agreement, that they know and understand the contents and effect of this Security Agreement and that the legal effect of this Security Agreement has been fully explained to its satisfaction by counsel of its own choosing. As used in this Security Agreement, the masculine, feminine or neuter gender and the singular or plural numbers shall each be deemed to include the other whenever the context so requires.

3.11 EACH OF THE SECURED PARTIES AND DEBTOR WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY. ALL PARTIES TO THIS AGREEMENT UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, SUIT, COUNTERCLAIM, OR CROSS-CLAIMS ARISING DIRECTLY OR INDIRECTLY IN ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED THEREUNDER. ALL PARTIES CONFIRM THAT THE FOREGOING WAIVER OF A TRIAL BY JURY IS INFORMED AND FREELY MADE.

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IN WITNESS WHEREOF, the undersigned have executed this Security Agreement on the date first set forth above.

DEBTOR: SENTRA CONSULTING CORP. By: /s/ Philip Septimus Name: Philip Septimus Title: President